FEDERATED TAX-FREE TRUST

SUPPLEMENT TO PROSPECTUS

Please be advised that effective March 31, 1999, Federated Research, adviser to Federated Tax-Free Trust, merged into Federated Investment Management Company (formerly Federated Advisers). Federated Investment Management Company is a registered investment adviser with its principal offices at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Accordingly, all references to Federated Research should be replaced with references to Federated Investment Management Company.

                                                                  March 31, 1999

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Federated Investors

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 314282104
G02385-03 (3/99)

506260